UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K/A
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date Of Report (Date Of Earliest Event Reported): September 9, 2008 (June 25, 2008)
PACIFIC OFFICE PROPERTIES TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)
Commission File Number: 1-9900

Maryland	86-0602478
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)
233 Wilshire Blvd., Suite 830, Santa Monica, CA 90401
(Address of Principal Executive Offices, Including Zip Code)
310-395-2083
(Registrant’s Telephone Number, Including Area Code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:
This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Pacific Office Properties Trust, Inc., a Maryland corporation (the “Company”), on June 25, 2008.

ITEM 2.01	Completion of Acquisition or Disposition of Assets
On June 25, 2008, the Company filed a Current Report on Form 8-K (the “Original Form 8-K”) with the SEC announcing the acquisition on June 19, 2008 of two commercial office buildings through an existing joint venture (the “Joint Venture”) in which Pacific Office Properties, L.P., a Delaware limited partnership of which the Company is sole general partner, holds a 32.167% managing ownership interest. In addition, on June 5, 2008 and May 6, 2008, the Company filed Current Reports on Form 8-K with the SEC announcing the acquisition on May 30, 2008 and April 30, 2008, respectively, through the Joint Venture, of five additional commercial office buildings. The Company has determined that the three acquisitions, although individually insignificant, are related and significant in the aggregate. Accordingly, the Company is now filing this amendment to the Original Form 8-K to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

ITEM 9.01	Financial Statements and Exhibits
(a) Financial Statements of Business Acquired.
The financial statements for the fiscal year ended December 31, 2007 (audited) and the three months ended March 31, 2008 (unaudited) of the “Buie Portfolio” (also referred to as the “POP San Diego I Joint Venture”), an aggregation for accounting purposes of the combined ownership and operations of the seven commercial office buildings acquired through the three acquisitions referred to in Item 2.01 of this Current Report on Form 8-K/A, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
(b) Pro Forma Financial Information.
The unaudited pro forma financial information of the Company for the year ended December 31, 2007 and the six months ended June 30, 2008 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Combined financial statements of the Buie Portfolio.

99.2	Unaudited pro forma financial information of the Company for the year ended December 31, 2007 and the six months ended June 30, 2008.

Signature(s)
     Pursuant to the Requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

PACIFIC OFFICE PROPERTIES TRUST, INC.
Dated: September 9, 2008	/s/ James M. Kasim
	Name:	James M. Kasim
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Combined financial statements of the Buie Portfolio.

99.2	Unaudited pro forma financial information of the Company for the year ended December 31, 2007 and the six months ended June 30, 2008.